UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2018 (July 2, 2018)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

  2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

  (Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 26, 2018, Global Medical REIT Inc. (the “Company”) intends to undertake a public offering of secured fixed-rate bonds (the “Bonds”) in Israel on the Tel Aviv Stock Exchange. As of July 2, 2018, there is no assurance that the offering will take place. The offering is subject to, among other things, receipt of the required regulatory approvals in Israel, including the approval of the Tel Aviv Stock Exchange.

In connection with the Company’s marketing efforts with respect to the offering of the Bonds, the Company will make available to potential investors material information about the Company that has not previously been made available to the public. Accordingly, the Company has updated its investor presentation from its last investor conference, previously furnished on a Current Report on Form 8-K filed with the SEC on June 4, 2018, to include the material information that will be made available to potential investors in the offering of the Bonds. A copy of such updated investor presentation, as of July 2, 2018, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure. A copy of the investor presentation is also available on the Company’s website, www.globalmedicalreit.com, on the “Investors” page

Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

The contemplated offering described in this Current Report on Form 8-K, if made, will be made in Israel to residents of Israel only. The Bonds will not be registered under the U.S. Securities Act of 1933, as amended, and will not be offered or sold in the United States. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Bonds.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation, as of July 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: July 2, 2018